CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Management and Organization” and “Financial Highlights” in each of the Prospectuses and “Counsel and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, each dated October 30, 2026, and each included in this Post-Effective Amendment No. 355 on the Registration Statement (Form N-1A, File No. 333-57793) of SPDR® Series Trust (the “Registration Statement”).

We also consent to the incorporation by reference of our reports, dated August 27, 2026, with respect to State Street® SPDR® FactSet Innovative Technology ETF, State Street® SPDR® Global Dow ETF, State Street® SPDR® MSCI USA StrategicFactors℠ ETF, State Street® SPDR® NYSE Technology ETF, State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF, State Street® SPDR® S&P® Capital Markets ETF, State Street® SPDR® S&P® Health Care Equipment ETF, State Street® SPDR® S&P® Health Care Services ETF, State Street® SPDR® S&P® Insurance ETF, State Street® SPDR® S&P® Metals & Mining ETF, State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF, State Street® SPDR® S&P® Pharmaceuticals ETF, State Street® SPDR® S&P® Retail ETF, State Street® SPDR® S&P® Semiconductor ETF, State Street® SPDR® S&P® Software & Services ETF, State Street® SPDR® S&P® Telecom ETF, State Street® SPDR® S&P® Transportation ETF, State Street® SPDR® MSCI USA Gender Diversity ETF, State Street® SPDR® ICE Preferred Securities ETF, State Street® SPDR® Russell 1000 Low Volatility Focus ETF, State Street® SPDR® Russell 1000 Momentum Focus ETF, State Street® SPDR® Russell 1000 Yield Focus ETF, State Street® SPDR® S&P® 400™ Mid Cap Growth ETF, State Street® SPDR® S&P® 400™ Mid Cap Value ETF, State Street® SPDR® S&P 500® Scored and Screened ETF (formerly, State Street SPDR S&P 500 ESG ETF), State Street® SPDR® S&P® 600™ Small Cap Growth ETF, State Street® SPDR® S&P® 600™ Small Cap Value ETF, State Street® SPDR® S&P® 1500 Momentum Tilt ETF, State Street® SPDR® S&P® 1500 Value Tilt ETF, State Street® SPDR® S&P Kensho Grid Innovation ETF (formerly, State Street SPDR S&P Kensho Clean Power ETF), State Street® SPDR® S&P® Kensho Final Frontiers ETF, State Street® SPDR® S&P® Kensho Future Security ETF, State Street® SPDR® S&P® Kensho Intelligent Structures ETF, State Street® SPDR® S&P® Kensho New Economies Composite ETF, State Street® SPDR® S&P® Kensho Smart Mobility ETF, State Street® SPDR® US Large Cap Low Volatility Index ETF, State Street® SPDR® US Small Cap Low Volatility Index ETF, State Street® SPDR® Dow Jones REIT ETF, State Street® SPDR® Portfolio Nasdaq® 100 ETF, State Street® SPDR® Portfolio S&P 500® High Dividend ETF, State Street® SPDR® Portfolio S&P® 400™ Mid Cap ETF, State Street® SPDR® Portfolio S&P 500® ETF, State Street® SPDR® Portfolio S&P 500® Growth ETF, State Street® SPDR® Portfolio S&P 500® Value ETF, State Street® SPDR® Portfolio S&P® 600™ Small Cap ETF, State Street® SPDR® Portfolio S&P® 1500 Composite Stock Market ETF, State Street® SPDR® Portfolio S&P® Sector Neutral Dividend ETF, State Street® SPDR® S&P® Aerospace & Defense ETF, State Street® SPDR® S&P® Bank ETF, State Street® SPDR® S&P® Biotech ETF, State Street® SPDR® S&P® Dividend ETF, State Street® SPDR® S&P® Homebuilders ETF, State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF, State Street® SPDR® S&P® Regional Banking ETF, State Street® SPDR® Bloomberg 1-10 Year TIPS ETF, State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF, State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF, State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF, State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF, State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF, State Street® SPDR® Nuveen ICE Municipal Bond ETF, State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF, State Street® SPDR® Bloomberg Convertible Securities ETF, State Street® SPDR® Bloomberg High Yield Bond ETF, State Street® SPDR® Bloomberg Short Term High Yield Bond ETF, State Street® SPDR® Portfolio Aggregate Bond Index ETF (formerly, State Street SPDR Portfolio Aggregate Bond ETF), State Street® SPDR® Portfolio Intermediate Term Corporate Bond Index ETF (formerly, State Street SPDR Portfolio Intermediate Term Corporate Bond ETF), State Street® SPDR® Portfolio Long Term Corporate Bond Index ETF (formerly, State Street SPDR Portfolio Long Term Corporate Bond ETF), State Street® SPDR® Portfolio Long Term Treasury Index ETF (formerly, State Street SPDR Portfolio Long Term Treasury ETF), State Street® SPDR® Portfolio Treasury Index ETF (formerly, State Street SPDR Portfolio Treasury ETF), State Street® SPDR® Portfolio Short Term Corporate Bond Index ETF (formerly, State Street SPDR Portfolio Short Term Corporate Bond ETF), State Street® SPDR® Portfolio Short Term Treasury Index ETF (formerly, State Street SPDR Portfolio Short Term Treasury ETF), State Street® SPDR® Portfolio TIPS Index ETF (formerly, State Street SPDR Portfolio TIPS ETF), State Street® SPDR® Portfolio Intermediate

Term Treasury Index ETF (formerly, State Street SPDR Portfolio Intermediate Term Treasury ETF), State Street® SPDR® Portfolio High Yield Bond Index ETF (formerly, State Street SPDR Portfolio High Yield Bond ETF), State Street® SPDR® Portfolio Corporate Bond Index ETF (formerly, State Street SPDR Portfolio Corporate Bond ETF), State Street® SPDR® Portfolio Mortgage Backed Bond Index ETF (formerly, State Street SPDR Portfolio Mortgage Backed Bond ETF), State Street® SPDR® Portfolio Ultra Short T-Bill Index ETF (formerly, State Street SPDR Portfolio Ultra Short T-Bill ETF) (the “Funds”) (seventy-eight of the funds constituting SPDR® Series Trust) included in the Annual Reports to Shareholders (Form N-CSR) for the year ended June 30, 2026, into this Registration Statement filed with the Securities and Exchange Commission.

Boston, Massachusetts

October 26, 2026